Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2013
Interest and Finance Costs, net [Abstract]
Interest and Finance Costs, net

8.Interest and Finance Costs, net

	2013	2012	2011
Interest expense	41,741	49,701	51,720
Less: Interest capitalized	(1,945)	(1,758)	(2,532)

Interest expense, net	39,796	47,943	49,188
Interest swap cash settlements non-hedging	5,012	8,043	8,977
Bunkers swap cash settlements	(151)	(2,433)	(6,382)
Amortization of loan fees	1,101	946	995
Bank charges	379	243	277
Amortization of deferred loss on termination of financial instruments	877	2,173	2,020
Change in fair value of non-hedging financial instruments	(6,097)	(5,339)	(1,504)

Net total	40,917	51,576	53,571

At December 31, 2013, the Company was committed to seven floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $343,827 maturing from March 2014 through March 2021, on which it pays fixed rates averaging 3.89% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 15).

At December 31, 2013, the Company held five of the seven interest rate swap agreements, designated and qualifying as cash flow hedges, in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $221,077.

The fair value of such financial instruments as of December 31, 2013 and 2012 in aggregate amounted to $3,409 (negative) and $11,295 (negative), respectively. The estimated net amount of cash flow hedge losses at December 31, 2013 that is estimated to be reclassified into earnings within the next twelve months is $2,082.

At December 31, 2013 and 2012, the Company held two interest rate swaps that did not meet hedge accounting criteria. As such, the changes in their fair values during 2013 and 2012 have been included in change in fair value of non-hedging financial instruments in the table above, and amounted to $6,025 (positive) and $6,989 (positive), respectively. In March 2010, one of these swaps was de-designated as a hedging swap and the remaining loss included in Accumulated other comprehensive loss, and for which the associated future cash flows are deemed probable of occurring ($154 at December 31, 2013), is being amortized to income over the term of the original hedge provided that the variable-rate interest obligations continue. The amount of such loss amortized during 2013 and 2012 was $877 and $1,475, respectively and the remaining balance of $154 at December 31, 2013 will be fully amortized in the first quarter of 2014. In addition, in December 2012 and June 2011, two vessels financed by the loan previously hedged by the de-designated swap, were sold and the loss within Accumulated other comprehensive income/(loss) of $698 in 2012 and $506 in 2011 that was considered to be directly associated with future cash flows, which were not probable of occurring, was immediately reclassified to income.

At December 31, 2013 and 2012, the Company had five and two bunker swap agreements, respectively, in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. During 2011, the Company entered into one bunker swap agreement and disposed of it prior to maturity resulting in a realized gain of $115 which is included in Bunker swap cash settlements in the table above. The fair value of these financial instruments as of December 31, 2013 and 2012 was $177 (positive) and $105 (positive), respectively and the changes in their fair values during 2013 and 2012 amounting to $72 (positive) and $1,650 (negative), respectively have been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria.